Exhibit 32.2


                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

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         In connection with the annual report of Pathmark Stores, Inc. (the
"Company") on Form 10-K/A for the fiscal year ended January 29, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank G. Vitrano, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
         (2) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


                               /s/ Frank G. Vitrano
                             -----------------------------------------------
                             Name:     Frank G. Vitrano
                             Title:    President and Chief Financial Officer
                             Date:     May 18, 2005